                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                      CHASE CREDIT CARD OWNER TRUST 1999-3
           (formerly known as "Chemical Master Credit Card Trust I")
             ------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  United States                       333-74303                 22-2382028
-----------------              -----------------------      --------------------
(State or other                (Commission File Number)        (IRS Employer
  jurisdiction                                              Identification No.)
of incorporation)

            802 Delaware Avenue, Wilmington, DE            19801
            ---------------------------------------        ----------
            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050
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Item 5. Other Events:

      Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

      On February 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits          Description
             ----------        ---------------

             20.1 Monthly Statement to Noteholders with respect to the February 15, 2000 distribution.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2000

                                                   By: THE CHASE MANHATTAN BANK,
                                                   USA, NATIONAL ASSOCIATION
                                                   as Administrator


                                                   By:  /s/ Patricia Garvey
                                                   ----------------------------
                                                   Name:    Patricia Garvey
                                                   Title:   Vice President
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                                       INDEX TO EXHIBITS

Exhibit No.                            Description
-----------                            ------------
20.1                                   Statement to Noteholders dated 2/15/2000